EXHIBIT 99.1

PROXY

PALM, INC.

ANNUAL MEETING OF STOCKHOLDERS—                , 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric A. Benhamou and Judy Bruner, and each of them, as proxyholders and attorneys-in-fact of the undersigned, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Palm, Inc., to be held at 580 N. McCarthy Blvd., Building 10, Milpitas, California 95035, on Tuesday, October 28, 2003 at 8:00 a.m., local time, and at any postponement or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting and joint proxy statement/prospectus, enclosed with this proxy card and a copy of Palm’s annual report for the fiscal year ended May 30, 2003.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION DATED JUNE 4, 2003 BY AND AMONG PALM, INC., PEACE SEPARATION CORPORATION, HARMONY ACQUISITION CORPORATION AND HANDSPRING, INC. AND THE ISSUANCE OF SHARES OF PALM STOCK TO HANDSPRING STOCKHOLDERS (ITEM 1); “FOR” ALL OF THE NOMINEES FOR CLASS I DIRECTORS SET FORTH ON THE REVERSE SIDE UNDER ITEM 2; “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS PALM’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MAY 28, 2004 (ITEM 3); AND “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF PALM’S 2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED (ITEM 4). WHETHER OR NOT DIRECTION IS MADE, THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE SHARES OF STOCK REPRESENTED BY THIS PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

PLEASE REFER TO THE REVERSE SIDE TO VOTE BY TELEPHONE OR INTERNET

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PALM, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/palm	[Graphic of Computer]	Vote-by-Telephone Call toll-free 1-877-prx-vote (1-877-779-8683) (

If you vote over the internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1.	A proposal to approve and adopt the Agreement and Plan of Reorganization, dated June 4, 2003, by and among Palm, Inc., Peace Separation Corporation, a wholly-owned subsidiary of Palm, Inc., Harmony Acquisition Corporation, a wholly-owned subsidiary of Palm, Inc., and Handspring, Inc., and the issuance of shares of Palm common stock to Handspring stockholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐	2.	A proposal to elect three Class I directors to serve a three-year term expiring in 2006.
Nominees: (01) Michael Homer, (02) Gareth C.C. Chang and (03) R. Todd Bradley,
						FOR ALL NOMINEES ☐ ☐	WITHHELD FROM ALL NOMINEES
	MARK HERE FOR ADDRESS CHANGE AND NOTE LEFT ☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐					☐ FOR all nominees except those written on the line above.
					3.	A proposal to ratify the appointment of Deloitte & Touche LLP as Palm’s independent public accountants for the fiscal year ending May 28, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

					4.	A proposal to approve the amendment and restatement of Palm’s 2001 Stock Option Plan for Non-Employee Directors, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. For joint accounts, each owner should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date:

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